ADVANCED SERIES TRUST

AST T. Rowe Price Asset Allocation Portfolio

Supplement dated October 15, 2021 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST T. Rowe Price Asset Allocation Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

The Board of Trustees of the Trust approved amending the subadvisory agreement among PGIM Investments LLC, AST Investments Services, Inc. (collectively, the Manager) and T. Rowe Price Associates, Inc. to reflect a new subadvisory fee schedule for the Portfolio.

To reflect this change, the SAI is hereby revised as follows, effective October 18, 2021:

I.The table in Part I of the SAI titled "Portfolio Subadvisers and Fee Rates" is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser(s)	Fee Rate
AST T. Rowe Price Asset	T. Rowe Price Associates,	For assets up to $15 billion
Allocation Portfolio	Inc.	0.50% first $25 million
0.35% from $25 million to $50 million
0.26% from $50 million to $10 billion
0.25% from $10 billion to $15 billion
For assets in excess of $15 billion
0.23% on all assets

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

182SAISUP1